Exhibit 99.1

Contact:	Dennis Story Chief Financial Officer Manhattan Associates, Inc. 678-597-7115 dstory@manh.com	Will Haraway Senior Manager, Media Relations Manhattan Associates, Inc. 678-597-7466 wharaway@manh.com
Manhattan Associates Reports Record Earnings on Strong Revenue Performance
Company raises full-year Revenue and EPS guidance
ATLANTA — July 19, 2011 — Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record second quarter 2011 non-GAAP adjusted diluted earnings per share of $0.65 compared to $0.42 in the second quarter of 2010, on license revenue of $16.3 million and total revenue of $88.4 million. GAAP earnings per share were a record $0.57 compared to earnings of $0.36 per share in the prior year second quarter.
Manhattan Associates President and CEO Pete Sinisgalli commented, “Our second quarter results were strong in essentially all areas. Moreover, our outlook for the second half of 2011 is encouraging.”
SECOND QUARTER 2011 FINANCIAL SUMMARY:
•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.65 in the second quarter of 2011, compared to $0.42 in the second quarter of 2010.
•	The Company reported GAAP diluted earnings per share of $0.57 in the second quarter of 2011, compared to $0.36 in the second quarter of 2010.
•	Consolidated revenue for the second quarter of 2011 was $88.4 million, compared to $77.6 million in the second quarter of 2010. License revenue was $16.3 million in the second quarter of 2011, compared to $15.5 million in the second quarter of 2010.
•	Adjusted operating income, a non-GAAP measure, was $21.1 million in the second quarter of 2011, compared to $14.4 million in the second quarter of 2010.
•	GAAP operating income for the second quarter of 2011 was $18.2 million, compared to $12.0 million in the second quarter of 2010.

•	Cash flow from operations was $16.0 million in the second quarter of 2011, compared to $10.0 million in the second quarter of 2010. Days Sales Outstanding were 55 days at June 30, 2011, compared to 57 days at March 31, 2011.
•	Cash and investments on-hand at June 30, 2011 was $110.3 million, compared to $126.9 million at December 31, 2010.
•	The Company repurchased approximately 1.1 million common shares under the share repurchase program authorized by the Board of Directors, totaling $38.3 million at an average share price of $35.50 in the second quarter of 2011. In July 2011, the Board of Directors approved raising the Company’s remaining share repurchase authority to an aggregate $50.0 million of Manhattan Associates outstanding common stock.
SIX MONTH 2011 FINANCIAL SUMMARY:
•	Adjusted diluted earnings per share, a non-GAAP measure, was a record $1.06 for the six months ended June 30, 2011, compared to $0.82 for the six months ended June 30, 2010.
•	GAAP diluted earnings per share for the six months ended June 30, 2011 was $0.89, compared to $0.68 for the six months ended June 30, 2010.
•	Consolidated revenue for the six months ended June 30, 2011 was $160.1 million, compared to $151.6 million for the six months ended June 30, 2010. License revenue was $24.1 million for the six months ended June 30, 2011, compared to $29.7 million in the six months ended June 30, 2010.
•	Adjusted operating income, a non-GAAP measure, was $31.5 million for the six months ended June 30, 2011, compared to $28.7 million for the six months ended June 30, 2010.
•	GAAP operating income was $25.8 million for the six months ended June 30, 2011, compared to $23.5 million for the six months ended June 30, 2010, which included $1.2 million of recoveries of previously expensed sales tax associated with expiring sales tax audit statutes.
•	For the six months ended June 30, 2011, the Company repurchased approximately 1.9 million common shares under the share repurchase program authorized by the Board of Directors at an average share price of $33.55, for a total investment of $63.9 million.

SALES ACHIEVEMENTS:
•	Closing four contracts of $1.0 million or more in recognized license revenue during the quarter.
•	Completing software license wins with new customers such as: Beigi Foton Motor Co., Ltd, Bollore Logistics, Copernica Inc., CSPC Zhongcheng Pharmaceutical Logistics Company, DBA Amplifier, eCMM Services, Inc., Heilan Group, Jiangsu Horizon Supermarket Company Limited, Michael Kors (USA), Inc., MWI Veterinary Supply Co., Precision Planting Incorporated, Starbucks Corporation and Westco MultiTemp Distribution Centres, Inc.
•	Expanding partnerships with existing customers such as: American Eagle Outfitters, Inc., Better Life Commercial Chain Share Co LTD, Ceva Logistics U.S., Inc., Coach, Inc., Devanlay SA, Ewing Irrigation, Inc., Family Dollar, Inc., Fiskars Brands,Inc., Follett Higher Education Group, House of Fraser (Stores) Limited, Kwik Trip Inc., Masscash (Pty) Ltd, Ocean State Jobbers, Inc., O’Reilly Automotive, Inc., Panalpina Management AG and True Religion Brand Jeans.
2011 GUIDANCE
Manhattan Associates provided the following revenue and diluted earnings per share guidance for the full year 2011. As detailed in Note 8 in the supplemental attachments to this release, this guidance excludes restricted stock expense previously included in adjusted results. Additionally, a full reconciliation of GAAP to non-GAAP diluted earnings per share is included in the supplemental attachments to this release.

	Guidance Range - 2011 Full year
($’s in millions, except EPS)	$ Range		% Growth range

Total revenue — current guidance	$325	$335	10%	13%
Total revenue — previous guidance	$325	$330	10%	11%

Diluted earnings per share (EPS):
Adjusted EPS(1) — current guidance	$1.97	$2.02	25%	28%
GAAP EPS — current guidance	$1.65	$1.70	32%	36%

Adjusted EPS(1) — previous guidance	$1.87	$1.92	18%	22%
GAAP EPS — previous guidance	$1.55	$1.60	24%	28%

(1)	Adjusted EPS is Non-GAAP

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. These statements are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.
Manhattan Associates will make its earnings release and published expectations available on its Web site (www.manh.com). Beginning September 16, 2011, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2011 Guidance section as still being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until the date when Manhattan Associates’ next quarterly earnings release is published, currently scheduled for the third week of October 2011.
CONFERENCE CALL
The Company’s conference call regarding its second quarter 2011 financial results will be held at 4:30 p.m. Eastern Time on Tuesday, July 19, 2011. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.642.1687 in the U.S. and Canada, or +1.706.645.9291 outside the U.S., and entering the conference identification number 76885827 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet broadcast will be available until Manhattan Associates’ third quarter 2011 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION
The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with — or an alternative for — GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with its Form 8-K earnings release filing for the quarter ended June 30, 2011.
The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof; the recapture of previously recognized sales tax expense; and equity-based compensation — all net of income tax effects and unusual tax adjustments. In addition, the Company’s forward-looking non-GAAP adjusted earnings per share included with its 2011 Guidance excludes all equity-based compensation expense. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.
ABOUT MANHATTAN ASSOCIATES, INC.
Manhattan Associates continues to deliver on its 21-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The company’s supply chain innovations include: Manhattan SCOPE® a portfolio of software solutions and technology that leverages a Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft. NET technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.
This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release includes the information set forth under “2011 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.
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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(unaudited)
Revenue:
Software license	$16,347	$15,485	$24,109	$29,692
Services	63,774	54,780	119,852	108,241
Hardware and other	8,281	7,376	16,151	13,657

Total revenue	88,402	77,641	160,112	151,590
Costs and expenses:
Cost of license	1,824	1,611	3,063	3,160
Cost of services	27,462	24,906	52,420	48,970
Cost of hardware and other	6,457	6,205	12,757	11,274
Research and development	10,676	10,334	21,059	20,774
Sales and marketing	12,309	12,073	22,909	22,541
General and administrative	9,238	8,177	17,914	16,638
Depreciation and amortization	2,223	2,318	4,224	4,733

Total costs and expenses	70,189	65,624	134,346	128,090

Operating income	18,213	12,017	25,766	23,500
Other income (loss), net	334	304	352	(194)

Income before income taxes	18,547	12,321	26,118	23,306
Income tax provision	6,208	4,132	6,613	7,922

Net income	$12,339	$8,189	$19,505	$15,384

Basic earnings per share	$0.60	$0.38	$0.93	$0.70
Diluted earnings per share	$0.57	$0.36	$0.89	$0.68

Weighted average number of shares:
Basic	20,696	21,718	20,861	21,837
Diluted	21,775	22,776	21,926	22,655

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
RECONCILIATION OF SELECTED GAAP TO NON-GAAP MEASURES
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Operating income	$18,213	$12,017	$25,766	$23,500
Equity-based compensation (a)	2,405	2,502	4,814	5,087
Purchase amortization (b)	438	639	877	1,277
Sales tax recoveries (c)	—	(792)	—	(1,212)

Adjusted operating income (Non-GAAP)	$21,056	$14,366	$31,457	$28,652

Income tax provision	$6,208	$4,132	$6,613	$7,922
Equity-based compensation (a)	806	863	1,613	1,755
Purchase amortization (b)	147	221	294	441
Sales tax recoveries (c)	—	(273)	—	(418)
Unusual tax adjustments (d)	6	118	112	118

Adjusted income tax provision (Non-GAAP)	$7,167	$5,061	$8,632	$9,818

Net income	$12,339	$8,189	$19,505	$15,384
Equity-based compensation (a)	1,599	1,639	3,201	3,332
Purchase amortization (b)	291	418	583	836
Sales tax recoveries (c)	—	(519)	—	(794)
Unusual tax adjustments (d)	(6)	(118)	(112)	(118)

Adjusted net income (Non-GAAP)	$14,223	$9,609	$23,177	$18,640

Diluted EPS	$0.57	$0.36	$0.89	$0.68
Equity-based compensation (a)	0.07	0.07	0.15	0.15
Purchase amortization (b)	0.01	0.02	0.03	0.04
Sales tax recoveries (c)	—	(0.02)	—	(0.04)
Unusual tax adjustments (d)	—	(0.01)	(0.01)	(0.01)

Adjusted diluted EPS (Non-GAAP)	$0.65	$0.42	$1.06	$0.82

Fully diluted shares	21,775	22,776	21,926	22,655

(a)	Beginning in 2011, to be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three and six months ended June 30, 2011 and 2010:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Cost of services	$356	$369	$703	$706
Research and development	386	406	758	778
Sales and marketing	562	734	1,148	1,432
General and administrative	1,101	993	2,205	2,171

Total equity-based compensation	$2,405	$2,502	$4,814	$5,087

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

(c)	Adjustment represents recoveries of previously recorded state sales tax resulting primarily from the expiration of the sales tax audit statutes in certain states. Because we have recognized the full potential amount of the sales tax expense in prior periods, any recovery of that expense resulting from the expiration of the statutes or the collection of tax from our customers would overstate the current period net income derived from our core operations as the recovery is not a result of any event occurring within our control during the current period. Thus, we have excluded these recoveries from adjusted non-GAAP results.

(d)	Adjustments represent tax benefit from disqualifying dispositions of incentive stock options that were previously expensed. As discussed above, we excluded equity-based compensation from adjusted non-GAAP results to be consistent with other companies in the software industry. Therefore, we also excluded the related tax benefit generated upon their disposition.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2011	December 31, 2010
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$103,400	$120,744
Short term investments	5,956	4,414
Accounts receivable, net of allowance of $5,094 and $5,711 in 2011 and 2010, respectively	52,995	47,419
Deferred income taxes	7,486	7,214
Income taxes receivable	1,609	2,446
Prepaid expenses and other current assets	6,979	6,743

Total current assets	178,425	188,980

Property and equipment, net	13,516	14,833
Long-term investments	909	1,711
Goodwill, net	62,281	62,265
Acquisition-related intangible assets, net	309	1,186
Deferred income taxes	9,204	8,816
Other assets	3,118	2,673

Total assets	$267,762	$280,464

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$8,927	$7,745
Accrued compensation and benefits	13,959	19,807
Accrued and other liabilities	13,950	13,856
Deferred revenue	50,335	44,974

Total current liabilities	87,171	86,382

Other non-current liabilities	9,888	10,282

Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2011 or 2010	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 21,106,727 and 21,729,789 shares issued and outstanding at June 30, 2011 and December 31, 2010, respectively	211	217
Additional paid-in capital	—	487
Retained earnings	171,371	184,152
Accumulated other comprehensive loss	(879)	(1,056)

Total shareholders’ equity	170,703	183,800

Total liabilities and shareholders’ equity	$267,762	$280,464

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2011	2010
	(unaudited)
Operating activities:
Net income	$19,505	$15,384
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,224	4,733
Stock compensation	4,814	5,087
Loss on disposal of equipment	12	(6)
Tax benefit of stock awards exercised/vested	2,885	1,237
Excess tax benefits from stock based compensation	(1,198)	(342)
Deferred income taxes	(633)	(25)
Unrealized foreign currency (gain) loss	(57)	24
Changes in operating assets and liabilities:
Accounts receivable, net	(5,198)	(9,299)
Other assets	(623)	(1,122)
Accounts payable, accrued and other liabilities	(5,347)	8,285
Income taxes	855	(1,837)
Deferred revenue	4,886	1,743

Net cash provided by operating activities	24,125	23,862

Investing activities:
Purchase of property and equipment	(1,996)	(2,706)
Net (purchases) maturities of investments	(723)	98

Net cash used in investing activities	(2,719)	(2,608)

Financing activities:
Purchase of common stock	(65,996)	(41,022)
Proceeds from issuance of common stock from options exercised	25,517	17,445
Excess tax benefits from stock based compensation	1,198	342

Net cash used in financing activities	(39,281)	(23,235)

Foreign currency impact on cash	531	(573)

Net change in cash and cash equivalents	(17,344)	(2,554)
Cash and cash equivalents at beginning of period	120,744	120,217

Cash and cash equivalents at end of period	$103,400	$117,663

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
1.	GAAP and Adjusted earnings (loss) per share by quarter are as follows:

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
GAAP Diluted EPS	$0.32	$0.36	$0.28	$0.29	$1.25	$0.32	$0.57	$0.89
Adjustments to GAAP:
Equity-based compensation	0.08	0.07	0.08	0.08	0.30	0.07	0.07	0.15
Purchase amortization	0.02	0.02	0.02	0.01	0.07	0.01	0.01	0.03
Sales tax recoveries	(0.01)	(0.02)	—	—	(0.04)	—	—	—
Unusual tax adjustments	—	(0.01)	—	—	(0.01)	—	—	(0.01)

Adjusted Diluted EPS	$0.40	$0.42	$0.38	$0.38	$1.58	$0.41	$0.65	$1.06

2.	Revenues and operating income (loss) by reportable segment are as follows (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue:
Americas	$61,889	$64,875	$62,555	$59,631	$248,950	$60,185	$72,634	$132,819
EMEA	7,989	8,587	8,266	7,324	32,166	8,336	11,075	19,411
APAC	4,071	4,179	3,193	4,558	16,001	3,189	4,693	7,882

	$73,949	$77,641	$74,014	$71,513	$297,117	$71,710	$88,402	$160,112

GAAP Operating Income (Loss):
Americas	$10,333	$9,836	$8,121	$7,578	$35,868	$7,087	$15,749	$22,836
EMEA	418	1,530	1,214	523	3,685	909	1,963	2,872
APAC	732	651	277	714	2,374	(443)	501	58

	$11,483	$12,017	$9,612	$8,815	$41,927	$7,553	$18,213	$25,766

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,585	$2,502	$2,620	$2,713	$10,420	$2,409	$2,405	$4,814
Purchase amortization	638	639	571	439	2,287	439	438	877
Sales tax recoveries	(420)	(792)	—	—	(1,212)	—	—	—

	$2,803	$2,349	$3,191	$3,152	$11,495	$2,848	$2,843	$5,691

Adjusted non-GAAP Operating Income (Loss):
Americas	$13,136	$12,185	$11,312	$10,730	$47,363	$9,935	$18,592	$28,527
EMEA	418	1,530	1,214	523	3,685	909	1,963	2,872
APAC	732	651	277	714	2,374	(443)	501	58

	$14,286	$14,366	$12,803	$11,967	$53,422	$10,401	$21,056	$31,457

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Professional services	$33,960	$34,349	$33,349	$30,213	$131,871	$35,184	$42,150	$77,334
Customer support and software enhancements	19,501	20,431	20,137	21,810	81,879	20,894	21,624	42,518

Total services revenue	$53,461	$54,780	$53,486	$52,023	$213,750	$56,078	$63,774	$119,852

4.	Hardware and other revenue includes the following items (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD

Hardware revenue	$4,518	$5,053	$5,763	$4,612	$19,946	$5,504	$5,540	$11,044
Billed travel	1,763	2,323	2,673	2,212	8,971	2,366	2,741	5,107

Total hardware and other revenue	$6,281	$7,376	$8,436	$6,824	$28,917	$7,870	$8,281	$16,151

5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD

Revenue	$1,053	$(72)	$(548)	$(217)	$216	$282	$1,743	$2,025
Costs and expenses	1,346	235	(262)	(26)	1,293	386	1,513	1,899

Operating income	(293)	(307)	(286)	(191)	(1,077)	(104)	230	126
Foreign currency gains (losses) in other income	(415)	187	(436)	—	(664)	(207)	77	(130)

	$(708)	$(120)	$(722)	$(191)	$(1,741)	$(311)	$307	$(4)

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD

Operating income	$(395)	$(340)	$(180)	$(181)	$(1,096)	$(53)	$(82)	$(135)
Foreign currency gains (losses) in other income	(289)	246	(302)	64	(281)	(112)	53	(59)

Total impact of changes in the Indian Rupee	$(684)	$(94)	$(482)	$(117)	$(1,377)	$(165)	$(29)	$(194)

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
6.	Other (expense) income includes the following components (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD

Interest income	$80	$109	$252	$195	$636	$225	$269	$494
Foreign currency (losses) gains	(415)	187	(436)	—	(664)	(207)	77	(130)
Other non-operating (expense) income	(163)	8	(4)	44	(115)	—	(12)	(12)

Total other (expense) income	$(498)	$304	$(188)	$239	$(143)	$18	$334	$352

7.	Effective Tax Rate Reconciliation for GAAP and Adjusted Results (in thousands except tax rate and per share data):

	Three Months Ended June 30, 2011					Six Months Ended June 30, 2011
	Income before	Income tax	Net	Diluted	Effective	Income before	Income tax	Net	Diluted	Effective
	income taxes	provision	income	EPS	Tax Rate	income taxes	provision	income	EPS	Tax Rate

GAAP results before tax adjustments	$18,547	$6,214	$12,333	$0.57	33.5%	$26,118	$8,750	$17,368	$0.79	33.5%
Release of India valuation allowance (a)	—	—	—	—	—	—	(2,025)	2,025	0.09	—
Disqualifying dispositions of incentive stock options (b)	—	(6)	6	—	—	—	(112)	112	0.01	—

GAAP results- reported	$18,547	$6,208	$12,339	$0.57	33.5%	$26,118	$6,613	$19,505	$0.89	25.3%

Adjusted results before tax adjustments	$21,390	$7,167	$14,223	$0.65	33.5%	$31,809	$10,657	$21,152	$0.96	33.5%
Release of India valuation allowance (a)	—	—	—	—	—	—	(2,025)	2,025	0.09	—

Adjusted results- reported	$21,390	$7,167	$14,223	$0.65	33.5%	$31,809	$8,632	$23,177	$1.06	27.1%

(a)	Our subsidiary in India had a tax holiday under Software Technology Park of India Plan through March 2011. Late in the first quarter of 2011, the tax authorities in India announced that the tax holiday would not be extended. This decision eliminated uncertainty as to our ability to realize a tax credit carry-forward and other deferred tax assets. Therefore, we released the corresponding valuation allowance of approximately $2.0 million.

(b)	The adjustment represents a tax benefit from disqualifying dispositions of incentive stock options that were previously expensed.
8.	Beginning in 2011, to be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. Historically, our adjusted results did not exclude restricted stock expense. See note 1 above for the other reconciling items between our GAAP and adjusted results. The impact of restricted stock expense on our GAAP and Adjusted Results is as follows (in thousands except per share amounts):

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Cost of services	$38	$40	$42	$42	$162	$81	$79	$84	$81	$325
Sales and marketing	134	149	131	152	566	231	235	244	244	954
Research and development	57	60	65	63	245	117	117	120	120	474
General and administrative	220	206	322	204	952	377	424	432	420	1,653

Total restricted stock expense	$449	$455	$560	$461	$1,925	$806	$855	$880	$865	$3,406
Income tax provision	159	162	199	163	683	280	297	306	301	1,184

Net income	$290	$293	$361	$298	$1,242	$526	$558	$574	$564	$2,222

Diluted earnings per share	$0.01	$0.01	$0.01	$0.01	$0.05	$0.02	$0.02	$0.02	$0.02	$0.09

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Cost of services	$98	$106	$108	$107	$419	$198	$240	$242	$236	$916
Sales and marketing	267	146	254	258	925	378	438	442	449	1,707
Research and development	134	42	125	125	426	206	250	262	269	987
General and administrative	420	395	438	446	1,699	625	673	821	899	3,018

Total restricted stock expense	$919	$689	$925	$936	$3,469	$1,407	$1,601	$1,767	$1,853	$6,628
Income tax provision	308	215	300	382	1,205	485	553	609	652	2,299

Net income	$611	$474	$625	$554	$2,264	$922	$1,048	$1,158	$1,201	$4,329

Diluted earnings per share	$0.03	$0.02	$0.03	$0.02	$0.10	$0.04	$0.05	$0.05	$0.05	$0.19
9.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD

Stock options	$1,178	$901	$853	$860	$3,792	$512	$487	$999
Restricted stock	1,407	1,601	1,767	1,853	6,628	1,897	1,918	3,815

Total equity-based compensation	2,585	2,502	2,620	2,713	10,420	2,409	2,405	4,814
Income tax provision	892	863	904	955	3,614	807	806	1,613

Net income	$1,693	$1,639	$1,716	$1,758	$6,806	$1,602	$1,599	$3,201

Diluted earnings per share	$0.08	$0.07	$0.08	$0.08	$0.30	$0.07	$0.07	$0.15

Diluted earnings per share — stock options	$0.03	$0.03	$0.03	$0.02	$0.11	$0.02	$0.01	$0.03
Diluted earnings per share — restricted stock	$0.04	$0.05	$0.05	$0.05	$0.19	$0.06	$0.06	$0.12

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
10.	Capital expenditures are as follows (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD

Capital expenditures	$1,177	$1,529	$1,625	$1,541	$5,872	$1,338	$658	$1,996

11.	Stock Repurchase Activity (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD

Shares purchased under publicly-announced buy-back program	595	869	573	680	2,717	826	1,079	1,905
Shares withheld for taxes due upon vesting of restricted stock	39	3	3	4	49	65	4	69

Total shares purchased	634	872	576	684	2,766	891	1,083	1,974

Total cash paid for shares purchased under publicly-announced buy-back program	$15,000	$25,000	$15,446	$21,023	$76,469	$25,621	$38,286	$63,907
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	938	84	94	119	1,235	1,960	129	2,089

Total cash paid for shares repurchased	$15,938	$25,084	$15,540	$21,142	$77,704	$27,581	$38,415	$65,996